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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 23, 1994, with respect to the financial statements of N-Com Limited Partnership II included in Amendment No. 3 to the Registration Statement (Form S-4 No. 33-57471) and related Prospectus of Continental Cablevision, Inc.

                                                               Ernst & Young LLP

Detroit, Michigan

August 9, 1995